UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 7, 2015

Exact name of registrant as
specified in its charter, state of
Commission	incorporation, address of principal	I.R.S. Employer
File Number	executive offices, telephone	Identification Number
1-16305	PUGET ENERGY, INC.	91-1969407

A Washington Corporation

10885 - N.E. 4th Street, Suite 1200

Bellevue, Washington 98004-5591

(425) 454-6363

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Supplemental Indenture

On May 12, 2015, Puget Energy, Inc. (the “Company”) entered into a Fourth Supplemental Indenture (the “Supplemental Indenture”) to the Indenture dated as of December 6, 2010 (the “Base Indenture” and together with the Supplemental Indenture the “Indenture”), with Wells Fargo Bank, National Association, as trustee, pursuant to which the Company issued $400 million principal amount of 3.650% senior secured notes due 2025 (the “Notes”). The Notes mature on May 15, 2025, and accrue interest at 3.650% per annum, payable semiannually in arrears on May 15 and November 15 of each year, commencing on November 15, 2015. The Notes are secured by substantially all of the Company’s assets, which consists primarily of the equity interests it holds in its wholly owned subsidiary, Puget Sound Energy, Inc., and will rank pari passu in right of payment, to the extent of the value of the collateral securing the Notes, with all of the Company’s existing and future senior secured indebtedness.

At any time prior to February 15, 2025, the Company may redeem the Notes at its option, in whole or in part, at any time at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed, discounted to the redemption date on a semiannual basis at the Treasury Rate plus 25 basis points. At any time on or after February 15, 2025, the Company may redeem the Notes at its option, in whole or in part, at any time at a redemption price equal to 100% of the principal amount being redeemed plus accrued and unpaid interest on the principal amount of the Notes to be redeemed to, but excluding, such redemption date.

Upon the occurrence of a change of control repurchase event (as defined in the Indenture), each holder of Notes will have the right to require the Company to repurchase such holder’s Notes, in whole or in part, at a purchase price equal to 101% of the principal amount thereof, plus any accrued and unpaid interest to the date of purchase.

The Indenture contains covenants limiting the Company’s ability and the Company’s subsidiaries’ ability to create certain liens, enter into sale and lease-back transactions, and consolidate or merge with, or convey, transfer or lease all or substantially all the Company’s assets to, another person. However, each of these covenants is subject to certain exceptions.

The Notes were offered within the United States only to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended, and to non-U.S. purchasers under Regulation S under the Securities Act, in an offering exempt from the registration requirements of the Securities Act. Unless registered under the Securities Act, the Notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the Notes and the Indenture is qualified in its entirety by reference to the Supplemental Indenture (including the form of Note attached thereto), a copy of which is filed as Exhibit 4.1 to this Report. The foregoing description of the Notes and the Indenture is also qualified in its entirety by reference to the Base Indenture, which is incorporated herein by reference.

Registration Rights Agreement

On May 12, 2015, in connection with the issuance of the Notes, the Company agreed, pursuant to a Registration Rights Agreement (the “Registration Rights Agreement”), among the Company and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mizuho Securities USA Inc. and each of the other initial purchasers named in Schedule A to the Purchase Agreement (the “Initial Purchasers”), to register the Notes under the Securities Act so as to allow holders of the Notes to exchange the Notes for the same principal amount of a new issue of notes (the “Exchange Notes”) with substantially identical terms, except that the Exchange Notes will generally be freely transferable under the Securities Act. If the Company fails to comply with these obligations on time (each a “registration default”), the Company will be required to pay additional interest at a rate of 0.25% per annum for the first 90-day period following a registration default and an additional 0.25% per annum for each subsequent 90-day period that such additional interest continues to accrue (provided that such rate may not exceed 1.00% per annum).

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 4.5 to this Report.

Certain Relationships

Certain Initial Purchasers and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company or its affiliates, for which they have received, or may in the future receive, customary fees and commissions. Affiliates of some of the Initial Purchasers are also agents and/or lenders under the Company’s senior secured credit facility and may receive customary fees related thereto. The Company intends to use a portion of the proceeds from this offering to repay a portion of the outstanding term loans under the senior secured credit facility, and to the extent the net proceeds from this offering exceed outstanding amounts payable under our term loans, to pay a one-time special dividend to our parent company and sole shareholder, Puget Equico, and to pay related fees and expenses, if any.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Report is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

Purchase Agreement

On May 7, 2015, the Company entered into a purchase agreement (the “Purchase Agreement”) with the Initial Purchasers with respect to the initial purchase and sale of the Notes. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 99.1 to this Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

4.1	Fourth Supplemental Indenture dated May 12, 2015 relating to Puget Energy’s 3.650% Senior Secured Notes due 2025

4.2	Indenture dated December 6, 2010 between Puget Energy, Inc. and Wells Fargo Bank, National Association (incorporated herein by reference to Exhibit 4.1 to Puget Energy’s Current Report on Form 8-K, filed December 7, 2010, Commission File No. 1-16305)

4.3	Second Supplemental Indenture dated June 3, 2011 between Puget Energy, Inc. and Wells Fargo Bank, National Association (incorporated herein by reference to Exhibit 4.1 to Puget Energy’s Current Report on Form 8-K, filed June 7, 2011, Commission File No. 1-16305)

4.4	Third Supplemental Indenture dated June 15, 2012 between Puget Energy, Inc. and Wells Fargo Bank, National Association (incorporated herein by reference to Exhibit 4.1 to Puget Energy’s Current Report on Form 8-K, filed June 18, 2012, Commission File No. 1-16305)

4.5	Registration Rights Agreement, dated as of May 12, 2015, among Puget Energy, Inc., Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mizuho Securities USA Inc., as representatives of the several initial purchasers party thereto

99.1	Purchase Agreement, dated as of May 7, 2015, among Puget Energy, Inc., Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mizuho Securities USA Inc., as representatives of the several initial purchasers party thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PUGET ENERGY, INC.

Dated: May 13, 2015	By:	/S/ DANIEL A. DOYLE
	Name:	Daniel A. Doyle
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

4.1	Fourth Supplemental Indenture dated May 12, 2015 relating to Puget Energy’s 3.650% Senior Secured Notes due 2025

4.2	Indenture dated December 6, 2010 between Puget Energy, Inc. and Wells Fargo Bank, National Association (incorporated herein by reference to Exhibit 4.1 to Puget Energy’s Current Report on Form 8-K, filed December 7, 2010, Commission File No. 1-16305)

4.3	Second Supplemental Indenture dated June 3, 2011 between Puget Energy, Inc. and Wells Fargo Bank, National Association (incorporated herein by reference to Exhibit 4.1 to Puget Energy’s Current Report on Form 8-K, filed June 7, 2011, Commission File No. 1-16305)

4.4	Third Supplemental Indenture dated June 15, 2012 between Puget Energy, Inc. and Wells Fargo Bank, National Association (incorporated herein by reference to Exhibit 4.1 to Puget Energy’s Current Report on Form 8-K, filed June 18, 2012, Commission File No. 1-16305)

4.5	Registration Rights Agreement, dated as of May 12, 2015, among Puget Energy, Inc., Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mizuho Securities USA Inc., as representatives of the several initial purchasers party thereto

99.1	Purchase Agreement, dated as of May 7, 2015, among Puget Energy, Inc., Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mizuho Securities USA Inc., as representatives of the several initial purchasers party thereto